UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 14, 2005

FIRST ADVANTAGE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-50285	61-1437565
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Progress Plaza, Suite 2400 St. Petersburg, Florida	33701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (727) 214-3411

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 14, 2005, in connection with the consummation of the acquisition of the CIG Business and related businesses from The First American Corporation (“First American”) discussed in Item 2.01, First Advantage Corporation (“First Advantage”) entered into or amended the following material definitive agreements.

Amended and Restated Services Agreement. First Advantage and First American entered into an amended and restated services agreement which amends the agreement previously entered into between the parties. Under the agreement, First American and First Advantage agree to continue to provide business services to each other and their respective affiliates on the same terms. First Advantage also appoints First American and its affiliates as the exclusive resellers of First Advantage’s credit information and related products to mortgage lenders and others in the mortgage industry. The agreement sets forth the rates to be paid for such services and the treatment of employees. The term of the agreement commenced at the closing of the acquisition and will continue for various periods determined based on the type of service being provided. As discussed in Item 2.01, First American is the controlling shareholder of First Advantage. First Advantage is dependent on First American for a number of key services provided under the Services Agreement, including the sale by First American of certain services of the CIG business and related businesses to mortgage customers.

Outsourcing Agreement. First Advantage and First American Real Estate Solutions LLC (“FARES”) entered into an outsourcing agreement under which First Advantage agrees, and agrees to cause its affiliates, to manage and provide credit reports and related products and services to customers of RELS, LLC (“RELS”), a joint venture operated by First American, as required under existing service agreements until these service agreements terminate, RELS dissolves or ceases to exist or FARES or one of its affiliates is no longer a member of RELS, whichever occurs first. The agreement sets forth the payment terms for such services.

First Advantage Corporation 2003 Incentive Compensation Plan. On September 13, 2005, First Advantage’s stockholders approved an amendment to the First Advantage Corporation 2003 Incentive Compensation Plan adopted by its Board of Directors on April 19, 2005 to (i) increase the number of shares available for grant under the plan from 3,000,000 to 7,000,000, (ii) expand the types of awards available under the plan to include “other stock-based awards,” under which shares can be granted to participants in the company’s Management Stock Purchase Program in lieu of cash bonuses, (iii) affect certain plan provisions for the purpose of complying with newly effective rules for deferred compensation plans, including Section 409A of the Internal Revenue Code and (iv) clarify certain other plan provisions. The amendment became effective upon stockholder approval.

Subordinated Promissory Note. First Advantage executed a $45 million unsecured subordinated promissory note in favor of First American as described further under Item 2.03. Such description is incorporated herein by reference.

Office Lease. First Advantage entered into a lease agreement with First American Title Insurance Company, a subsidiary of First American as described further under Item 2.03. Such description is incorporated herein by reference.

Office Subleases. First Advantage entered into a sublease agreement with eAppraiseIT, as sub-lessee, and First Advantage, as sub-lessor, for a portion of the Poway, California office space. First Advantage also entered into a sublease agreement with Interactive Division, as a sub-lessee, and First Advantage, a sub-lessor, of a portion of the Poway, California office space.

Equipment Sublease. A subsidiary of First Advantage entered into an equipment sublease agreement with FARES, as lessee, and the First Advantage subsidiary, as sublessee, as required by the terms of the master lease agreement among FARES, General Electric Capital Corporation and the other parties named therein; dated as of December 28, 2000, under which the First Advantage subsidiary will sublease certain equipment from FARES, as described further under Item 2.03. Such description is incorporated herein by reference.

Registration Rights Agreement. First Advantage entered into a registration rights agreement with Experian Information Solutions, Inc. Experian is a member of First American Real Estate Solutions, LLC (“FARES”), which in turn is a stockholder of FADV Holdings LLC, the First American subsidiary that owns the shares of

Class B common stock issued under the terms of the Acquisition Agreement described in Item 2.01. As a result of its indirect ownership of FADV Holdings LLC, Experian may become the direct owner of shares of First American Class A common stock. Under the terms of the registration rights agreement, First Advantage agrees to register any shares of First Advantage Class A common stock that Experian may receive upon a distribution by FARES.

Loaned Personnel Agreement. A subsidiary of First Advantage entered into a loaned personnel agreement with FARES under which FARES agreed to loan the services of certain of its personnel to the First Advantage subsidiary on an interim basis after the closing of the acquisition. The agreement also outlines the terms on which the First Advantage subsidiary may make offers of employment to the loaned employees.

Item 1.02.	Termination of a Material Definitive Agreement.

On September 14, 2005 in connection with the consummation of the acquisition of the CIG Business and related businesses from First American, First Advantage repaid in full the principal amount of $20 million under a promissory note originally issued to First American, its controlling stockholder, by issuing 975,610 shares of First Advantage’s Class B common stock. The promissory note was issued April 27, 2004 and its maturity date was July 31, 2006.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On September 14, 2005 First Advantage completed the acquisition of the CIG Business, a minority ownership interest in Dealer Track Holdings, Inc., Bar None, Inc. and the XRES Business from First American and certain of its subsidiaries (the “Acquisition”) pursuant to the terms of the Amended and Restated Master Transfer Agreement among First American, First American Real Estate Information Services, Inc., First American Real Estate Solutions, LLC, FADV Holdings LLC, and First Advantage dated as of June 22, 2005 (the “Acquisition Agreement”) and related ancillary agreements dated September 14, 2005 including the Contribution Agreement among First American, First American Real Estate Information Services, Inc., FADV Holdings LLC, and First Advantage and the Contribution Agreement among First American Real Estate Solutions, LLC, FADV Holdings LLC, and First Advantage.

The CIG Business consists of the mortgage, automotive, consumer and sub-prime credit information business of First American and its subsidiaries. The business provides reports derived from credit reports obtained from one or more of the three United States credit bureaus. Dealer Track provides software and services that connect credit originators with funding sources. Bar None provides automotive dealerships with credit-based lead generation services. The XRES Business offers merged credit reports and related services for mortgage and real estate transactions.

First American is the controlling stockholder of First Advantage owning approximately 80% of its outstanding shares of capital stock and controlling approximately 98% of the voting power of First Advantage. Prior to the closing First American owned approximately 67% of the outstanding shares of capital stock and controlled approximately 95% of the voting power of First Advantage.

The consideration for the assets included the issuance of 29,073,170 shares of First Advantage’s Class B common stock. In addition, as described in Item 1.02, First Advantage repaid in full the principal amount of $20 million of indebtedness owed to First American by issuing 975,610 shares of First Advantage’s Class B common stock. See further discussion regarding the issuance of securities under Item 3.02. First Advantage also assumed substantially all of the liabilities associated with the CIG Business and related businesses. This includes First American’s obligations under its purchase agreement for Bar None, which includes a possible maximum earn-out payment of $9 million to former stockholders of Bar None during the three years following the completion of the Bar None acquisition by First American if certain financial targets are achieved by Bar None during this period.

First Advantage will be obligated to issue additional shares of its Class B common stock as consideration if Dealer Track completes an initial public offering of its stock on or prior to the second anniversary of the closing of the Acquisition and the value of the Dealer Track interests exceed $50 million. The number of shares required to be issued varies based on the timing of the initial public offering and the price of Dealer Track’s stock over a defined period subsequent to the initial public offering.

A special committee of First Advantage’s Board of Directors determined that the transactions with First American were fair to, and in the best interests of First Advantage and its stockholders (other than First American and its affiliates, officers and directors, as to which the special committee made no determination). The special committee engaged Morgan Stanley to act as its financial advisor in connection with the Acquisition, who rendered an opinion in writing on May 23, 2005 that as of such date and based on and subject to assumptions, limitations and qualifications stated in the opinion, the consideration to be paid by First Advantage was fair from a financial point of view.

In connection with the Acquisition, First Advantage entered into or amended a variety of material contracts discussed in Item 1.01 and created a variety of direct financial obligations as discussed in Item 2.03.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Promissory Note. On September 14, 2005 at the closing of the Acquisition, First Advantage executed a $45 million unsecured subordinated promissory note in favor of First American. Under the note, First Advantage may borrow, repay and reborrow for up to and including 90 days from closing. The note matures 135 days after September 14, 2005. The note bears interest at the rate payable under First Advantage’s line of credit with Bank of America, N.A. plus 0.5% per annum. Proceeds of the note may be used only for working capital of the CIG Business. The note contains customary default provisions and is subject to a subordination agreement between First American and Bank of America entered into at the closing.

Office Lease. On September 14, 2005 at the closing of the Acquisition, First Advantage entered into a lease agreement with First American pursuant to which First Advantage will lease certain land, buildings and a parking structure in Poway, California. The lease agreement has a five year term, with a one time option to renew for five years, and monthly rent of approximately $169,000.

Equipment Sublease. A subsidiary of First Advantage entered into an equipment sublease agreement with FARES, as lessee, and the First Advantage subsidiary, as sublessee, as required by the terms of the master lease agreement among FARES, General Electric Capital Corporation and the other parties named therein; dated as of December 28, 2000, under which the First Advantage subsidiary will sublease certain equipment from FARES.

Item 3.02.	Unregistered Sales of Equity Securities

In connection with the completion of the Acquisition, on September 14, 2005 First Advantage issued 30,048,748 shares of its Class B common stock in consideration for the purchase of the CIG Business and related businesses described in Item 2.01. The shares were issued to FADV Holdings LLC, an indirect subsidiary of First American, the controlling stockholder of First Advantage, in a private transaction in reliance upon an exemption from registration available under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated pursuant to the Securities Act. We believe that the issuance was exempt from registration because First American, as a corporation with total assets in excess of $5,000,000, is an accredited investor and the transaction otherwise meets the requirements for exemption from registration. Each share of Class B common stock is convertible into one share of Class A common stock. First Advantage previously disclosed that it had agreed to issue approximately 28 million shares of its Class B common stock on its Form 8-K filed with the SEC on May 25, 2005.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective upon the consummation of the acquisition of the CIG Business and related businesses from First American, Mr. Anand Nallathambi became the President of First Advantage. Prior to the consummation of the acquisition, Mr. Nallathambi, age 44, served as the President of the credit information segment of First American from 2001, as President of First American’s CREDCO division from 1998 until 2000 and First American’s appraisal services division from 1996 until 1998.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 13, 2005, First Advantage amended its certificate of incorporation to increase First Advantage’s authorized shares of Class A common stock from 75,000,000 shares to 125,000,000 shares and First Advantage’s authorized shares of Class B common stock from 25,000,000 shares to 75,000,000 shares.

Item 5.05.	Amendments to Registrant’s Code of Ethics, or Waiver of Provision of the Code of Ethics.

On September 14, 2005, First Advantage amended its code of ethics. The amendments are intended to (a) increase First Advantage’s security practices to help ensure a safe and secure environment, and (b) enable First Advantage to conduct periodic background and screening checks during the course of employment. A copy of First Advantage’s amended code of ethics may be viewed in the Corporate Governance page of the Investor Relations section of First Advantage’s website located at www.fadv.com. You may also obtain a copy of the amended Code of Ethics, free of charge, by sending a written request to One Progress Plaza, Suite 2400, St. Petersburg, Florida 33701.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Audited financial statements of the businesses acquired meeting the requirements of Rule 3-05(b) of Regulation S-X will be filed by us, if required, on an amendment to this Form 8-K no later than 71 calendar days after the date that this Form 8-K was filed.

(b)	Pro Forma Financial Information

Pro forma financial information meeting the requirements of Article 11 of Regulation S-X will be filed by us, if required, on an amendment to this Form 8-K no later than 71 calendar days after the date that this Form 8-K was filed.

(c)	Exhibits.

Exhibit Number	Description of Exhibit

2.1	Amended and Restated Master Transfer Agreement among The First American Corporation, First American Real Estate Information Services, Inc., First American Real Estate Solutions, LLC, FADV Holdings LLC, and First Advantage Corporation, dated as of June 22, 2005.*

2.2	Contribution Agreement among The First American Corporation, First American Real Estate Information Services, Inc., FADV Holdings LLC, and First Advantage Corporation, dated as of September 14, 2005.*

2.3	Contribution Agreement among First American Real Estate Solutions, LLC, FADV Holdings LLC, and First Advantage Corporation, dated as of September 14, 2005.*

10.1	Amended and Restated Services Agreement entered into as of September 14, 2005 between the First American Corporation and First Advantage Corporation, dated as of September 14, 2005.*

10.2	Outsourcing Agreement entered into as of September 14, 2005 between First American Real Estate Solutions, LLC and First Advantage Corporation.*

10.3	First Advantage 2003 Incentive Compensation Plan, Amended and Restated as of September 14, 2005.*

10.4	Subordinated Promissory Note, made September 14, 2005, by First Advantage Corporation to the order of The First American Corporation.*

10.5	Office Lease by and between First American Title Insurance Company and First Advantage Corporation made and entered into as of September 14, 2005.*

10.6	Office Sublease by and between First Advantage Corporation and First American Title Insurance Company made and entered into as of September 14, 2005.**

10.7	Office Sublease by and between First Advantage Corporation and eAppraiseIT, LLC made and entered into as of September 14, 2005.**

10.8	Equipment sublease by and between FADV Holdings LLC and First Advantage Corporation made and entered into as of September 14, 2005.**

10.9	Registration Rights Agreement by and between First Advantage Corporation and Experian Information Solutions, Inc. dated as of September 14, 2005.**

10.10	Loaned Personnel Agreement by and between First American Real Estate Solutions, LLC and First Advantage CIG, LLC dated as of September 14, 2005.**

*	Incorporated by reference to First Advantage Corporation Definitive Proxy Statement on Schedule 14A for its 2005 Annual Meeting of Stockholders filed with the SEC on August 8, 2005.

**	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST ADVANTAGE CORPORATION

By:	/S/ JOHN LAMSON
Name:	John Lamson
Title:	Executive Vice President and Chief Financial Officer

Dated: September 15, 2005

Exhibit Index

Exhibit Number	Description of Exhibit

2.1	Amended and Restated Master Transfer Agreement among The First American Corporation, First American Real Estate Information Services, Inc., First American Real Estate Solutions, LLC, FADV Holdings LLC, and First Advantage Corporation, dated as of June 22, 2005.*

2.2	Contribution Agreement among The First American Corporation, First American Real Estate Information Services, Inc., FADV Holdings LLC, and First Advantage Corporation, dated as of September 14, 2005.*

2.3	Contribution Agreement among First American Real Estate Solutions, LLC, FADV Holdings LLC, and First Advantage Corporation, dated as of September 14, 2005.*

10.1	Amended and Restated Services Agreement entered into as of September 14, 2005 between the First American Corporation and First Advantage Corporation, dated as of September 14, 2005.*

10.2	Outsourcing Agreement entered into as of September 14, 2005 between First American Real Estate Solutions, LLC and First Advantage Corporation.*

10.3	First Advantage 2003 Incentive Compensation Plan, Amended and Restated as of September 14, 2005.*

10.4	Subordinated Promissory Note, made September 14, 2005, by First Advantage Corporation to the order of The First American Corporation.*

10.5	Office Lease by and between First American Title Insurance Company and First Advantage Corporation made and entered into as of September 14, 2005.*

10.6	Office Sublease by and between First Advantage Corporation and First American Title Insurance Company made and entered into as of September 14, 2005.**

10.7	Office Sublease by and between First Advantage Corporation and eAppraiseIT, LLC made and entered into as of September 14, 2005.**

10.8	Equipment sublease by and between FADV Holdings LLC and First Advantage Corporation made and entered into as of September 14, 2005.**

10.9	Registration Rights Agreement by and between First Advantage Corporation and Experian Information Solutions, Inc. dated as of September 14, 2005.**

10.10	Loaned Personnel Agreement by and between First American Real Estate Solutions, LLC and First Advantage CIG, LLC dated as of September 14, 2005.**

*	Incorporated by reference to First Advantage Corporation Definitive Proxy Statement on Schedule 14A for its 2005 Annual Meeting of Stockholders filed with the SEC on August 8, 2005.

**	Filed herewith.